UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant

(a), (b)  The Audit Committee (the “Audit Committee”) of the Board of Directors of The Howard Hughes Corporation (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The Audit Committee invited four national accounting firms to participate in this process, including Deloitte & Touche LLP (“Deloitte”), the Company’s then independent registered public accounting firm.  As a result of this process and following careful deliberation, effective March 13, 2013, the Audit Committee approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Effective March 13, 2013, the Audit Committee informed Deloitte that it will be dismissed as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through the date of the filing of this Form 8-K, the Company had (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports on the Company’s consolidated and combined financial statements for such years or interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Deloitte’s reports on the Company’s consolidated and combined financial statements for the fiscal years ended December 31, 2012 and 2011, do not contain any adverse opinion or disclaimer of opinion, nor are any of these reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through the date of the filing of this Form 8-K, neither the Company nor anyone acting on its behalf has consulted with E&Y regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Deloitte a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above statements.  A copy of such letter, dated March 18, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
16.1	Letter to the Securities and Exchange Commission from Deloitte and Touche LLP dated March 18, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
Peter F. Riley
Senior Vice President, Secretary and
General Counsel

Date: March 18, 2013

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